UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2005

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12515
(Commission File Number)

52-1736882
(I.R.S. Employer Identification Number)

127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)

(216) 781-0083
(Registrant’s telephone number, including area code)

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 17, 2005, Leo J. Daley was elected to the Board of Directors of OM Group, Inc. Mr. Daley has been appointed to the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)

Date: May 23, 2005	/s/ R. Louis Schneeberger
	Name:	R. Louis Schneeberger
	Title:	Chief Financial Officer

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